UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2012

TGFIN HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-19470	13-4069968
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 North Main Street, Suite B, Smithfield, Utah		84335
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (435) 563-8080

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

¨	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

¨	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

¨	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

¨	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5.01 Change in control

Effective December 19, 2012 Samuel Gaer, TGFIN Holdings, Inc.’s (TGFN:BB) (“the Company”) largest single shareholder, in a non-compensatory, non-monetary transaction, voluntarily transferred all his shares, rights and financial interest (including Common Stock Options and Notes Payable) in the Company to Marni Gaer, creating a change in control of the company. Samuel and Marni are married, and, therefore, before the transfer each was ascribed beneficial ownership of the other’s shares. After the transfer, Samuel Gaer will have no interest or authority in the company. No consideration was given for the transfer. The reasons for the transfer were related to personal financial planning.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TGFIN HOLDINGS, INC.

Date: December 20, 2012	By:	/s/ S. Emerson Lybbert
S. Emerson Lybbert
CEO